                        HAYWOOD SAVINGS BANK, INC., SSB
                   RETIREMENT PLAN FOR NON-EMPLOYEE DIRECTORS
                   ------------------------------------------


     The Board of Directors of Haywood Savings Bank, Inc., SSB has adopted this Retirement Plan for Non-Employee Directors.

                                   ARTICLE I
                                  Definitions
                                  -----------

     "Bank" shall mean Haywood Savings Bank, Inc., SSB.

     "Benefits" shall mean, collectively, the benefits payable under Articles II and III of the Plan.

     "Board" shall mean the Board of Directors of the Bank.

     "Change in Control" shall mean any one of the following events: (1) the acquisition of ownership, holding, or power to vote more than 25% of the Bank's voting stock, (2) the acquisition of control of the election of a majority of the Bank's Directors, (3) the acquisition and exercise of a controlling influence over the management or policies of the Bank by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934) (except in the case of (1), (2) and (3) hereof, formation of a holding company shall not constitute a "Change in Control"), or
(4) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board (the "Continuing Directors") cease for any reason to constitute at least two-thirds thereof, provided that any in dividual whose election or nomination for election as a member of the Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of this subparagraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Board as to whether a change in control has occurred shall be conclusive and binding.

     "Director" shall mean a member of the Board.

     "Disability" shall have the meaning set forth in, Section 22(e)(3) of the Internal Revenue Code of 1986, as amended from time to time.

     "Effective Date" shall mean January 1, 1994.

     "Participant" means a Director who is a non-Employee Director at some time on or after the Effective Date.

     "Plan" shall mean this Haywood Savings Bank, Inc., SSB Retirement Plan for Non-Employee Directors.

     "Vested Percentage" shall be determined based on the Participant's Years of Service on the Board.


             Years of Service            Vested Percentage
             ----------------            -----------------

               Less than 4                         20%
                  5 to 6                           40%
                  7 to 8                           60%
                  9 to 10                          80%
               More than 10                       100%

     Notwithstanding the above schedule, a Participant's Vested Percentage shall be automatically increased to 100% on the first to occur of: (i) the Participant's death, (ii) the Participant's termination of service on the Board after attaining age 65, and (iii) the Participant's termination of service on the Board due to disability, as determined by the Board in its discretion.

     "Year of Service" shall mean each period of 12 full calendar months, whether or not consecutive, during which a Participant serves on the Board and is not an Employee. Years of Service shall be credited for a Director's full period of service on the Board, whether before or after the Effective Date, but shall in no event either exceed 10 or be credited for periods when a Director is
                  ------           --
an Employee.

                                   ARTICLE II
                              Retirement Benefits
                              -------------------

     For a number of years equal to the number of a Participant's Years of Service, the Bank shall pay the Participant an amount equal to the product of his Vested Percentage, and an amount equal to the sum of the total fees paid to the Participant for service on the Board during the 12 calendar months immediately preceding the date on which the Participant terminates service on the Board. The payments due under this Article shall begin on the first day of the second month following the date of the Participant's termination of service on the Board, and shall thereafter be made on the annual anniversary dates of such first payment date. Except as provided in Article III, no Benefits shall be payable hereunder after the death of the Participant.

                                  ARTICLE III
                                 Death Benefits
                                 --------------

     In the event that a Participant dies before collecting any or all of the Benefits provided under Article II, the Bank shall pay to the Participant's estate the Benefits otherwise payable to the Participant under Article II, with such payments being made as though the Participant had both terminated service on the Board on the date of his death and survived to collect all Benefits payable under Article II. Such payment of benefits shall commence on the first day of the second month following the date of the Participant's death, and shall thereafter be made on the annual anniversary dates of such first payment date. No Benefits shall be payable hereunder to anyone other than the Participant's estate.

                                  ARTICLE IV


                              Source of Benefits
                              ------------------

          Benefits shall constitute an unfunded, unsecured promise by the Bank to provide such payments in the future, as and to the extent such Benefits become payable. Benefits shall be paid from the general assets of the Bank, and no person shall, by virtue of this Plan, have any interest in such assets (other than as an unsecured creditor of the Bank). In the event that a trust is established as described herein at Article VII, the trustee of such trust shall inform the Board annually prior to the commencement of each fiscal year as to the manner in which such trust assets shall be invested.

                                   ARTICLE V
                                  Assignment
                                  ----------

          Except as otherwise provided by this Plan, it is agreed that neither the Participant nor any other person or persons shall have any right to commute, sell, assign, transfer, encumber and pledge or otherwise convey the right to receive any Benefits hereunder, which Benefits and the rights thereto are expressly declared to be nonassignable and nontransferable.

                                  ARTICLE VI
                           No Retention of Services
                           ------------------------

          The Benefits payable under this Plan shall be independent of, and in addition to, any other compensation payable by the Bank to a Participant, whether fees, bonus, retirement income under employee benefit plans sponsored or maintained by the Bank, or otherwise. This Plan shall not be deemed to constitute a contract of employment between the Bank and any Participant.

                                  ARTICLE VII
                              Rights of Directors
                              -------------------

          The rights of the Participants under this Plan shall be solely those of unsecured creditors of the Bank. In the event that the Bank shall establish an irrevocable trust to be attached as Schedule A hereto ("Trust Plan"), such assets of the Bank may be held by such trust pursuant to such Trust Plan, subject to claims by general creditors of the Bank by appropriate judicial action as provided by such Trust Plan.

                                 ARTICLE VIII
                  Automatic Cash-Out Upon a Change in Control
                  -------------------------------------------

     The provisions of this Article shall supersede any provisions of this Plan to the contrary. In the event of a Change in Control while a Participant is serving on the Board, the Participant's

Vested Percentage shall become 100%, and the present value of his Benefits shall be due and payable to the Participant (or his estate, in the event of his death) in one lump-sum payment within 10 days following such Change in Control. In the event of a Change in Control after a Participant terminates service on the Board, the present value of any Benefits not yet paid to the Participant (or his estate, in the event of his death) shall be due and payable to the Participant (or his estate, in the event of his death) in one lump-sum payment within 10 days following such Change in Control.


                                   ARTICLE IX
                                 Reorganization
                                 --------------

     The Bank agrees that it will not merge or consolidate with any other corporation or organization, or permit its business activities to be taken over by any other organization, unless and until the succeeding or continuing corporation or other organiza tion shall expressly assume the rights and obligations of the Bank herein set forth. The Bank further agrees that it will not cease its business activities or terminate its existence, other than as heretofore set forth in this paragraph, without having made adequate provision for the fulfillment of its obligation hereunder.

                                   ARTICLE X
                           Amendment and Termination
                           -------------------------

     The Board may amend or terminate the Plan at any time, provided that no such amendment or termination shall, without the written consent of an affected Participant, alter or impair any rights of the Participant under the Plan.

                                   ARTICLE XI
                                   State Law
                                   ---------

     This Plan shall be construed and governed in all respects under and by the laws of the State of North Carolina. If any provision of this Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.


                                  ARTICLE XII
                                   Headings
                                   --------

          Headings and subheadings in this Plan are inserted for convenience and reference only and constitute no part of this Plan.

                                 ARTICLE XIII
                                    Gender
                                    ------

                                 This Plan shall be construed, where required,
so that the masculine gender includes the feminine.

                                  ARTICLE XIV
                                Effective Date
                                --------------

          The effective date of this Plan shall be January 1, 1994. Unless terminated earlier in accordance with Article XI, this Plan shall remain in effect during the term of service of the Participants and until all Benefits payable hereunder have been made.


                                  ARTICLE XV
                          Interpretation of the Plan
                          --------------------------

          The Board shall have sole and absolute discretion to administer, construe, and interpret the Plan, and the decisions of the Board shall be conclusive and binding on all affected parties (unless such decisions are arbitrary and capricious).

                                  ARTICLE XVI
                                  Legal Fees
                                  ----------

          In the event any dispute shall arise between a Participant and the Bank as to the terms or interpretation of this Plan, whether instituted by formal legal proceedings or otherwise, including any action taken by a Participant to enforce the terms of this Plan or in defending against any action taken by the Bank, the Bank shall reimburse the Participant for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions; provided that the Participant shall return such amounts to the Bank if he fails to obtain a final judgment by a court of competent jurisdiction (or a settlement of such dispute, proceedings, or actions) substantially in his favor. Such reimbursements to a Participant shall be paid within 10 days of the Participant furnishing to the Bank written evidence, which may be in the form, among other things, of a cancelled check or receipt, of any costs or expenses incurred by the Participant. Any such request for reimbursement by a Participant shall be made no more frequently than at 30 day intervals.

                        HAYWOOD SAVINGS BANK, INC., SSB
                   RETIREMENT PLAN FOR NON-EMPLOYEE DIRECTORS

                           --------------------------

                                First Amendment

                           --------------------------



          WHEREAS, Haywood Savings Bank, Inc., SSB (the "Bank") maintains the Haywood Savings Bank, Inc., SSB Retirement Plan For Non-Employee Directors (the "Plan"); and

          WHEREAS, the Board deems it to be in the best interest of the Bank, its subsidiaries, and their employees to amend the Plan;

          NOW, THEREFORE, pursuant to Article X of the Plan, the Plan is hereby amended as follows, effective January 1, 1994.

          1. Article I of the Plan is amended by adding, immediately after the definition of "Plan," the following definition:

              "Present Value" shall be determined in accordance with Section 8-47 of the General Statutes of North Carolina as in effect on the date on which Benefits become payable.

          2. The Plan is further amended by replacing the phrase "present value" with the phrase "Present Value" wherever it appears in the Plan.

          3. Nothing contained herein shall be held to alter, vary or affect any of the terms, provisions, or conditions of the Plan other than as stated above.

          WHEREFORE, on this _____ day of ______________, 1994, the Bank hereby executes this First Amendment to the Plan.

                                    HAYWOOD SAVINGS BANK, INC., SSB

                                    By____________________________
                                      Its President
-------------
Date                          Attest: _______________________(Seal)

                        HAYWOOD SAVINGS BANK, INC., SSB
                   RETIREMENT PLAN FOR NON-EMPLOYEE DIRECTORS
                        _______________________________

                                 1998 Amendment
                        _______________________________

     WHEREAS, Haywood Savings Bank, Inc., SSB (the "Bank") maintains the Haywood Savings Bank, Inc., SSB Retirement Plan for Non-Employee Directors (the "Plan"); and

     WHEREAS, the Board of Directors of the Bank desires to amend the Plan in the manner set forth herein, and has determined that the changes being made do not adversely affect any Plan participants (and therefore may be adopted without their consent).

     NOW, THEREFORE, the Plan shall be amended as follows, pursuant to Article X thereof:

     1. Article VIII of the Plan shall be amended by inserting the following new paragraphs at the end thereof;

          Notwithstanding any inconsistent provision within the preceding paragraph, any Benefits that have not been paid before a Change in Control closes shall be paid in the manner selected by the Participant in a duly executed election in the form (the "Election Form") attached hereto as Exhibit "A; provided that such an election will be honored and given effect only if it is made and delivered to the Bank more than 90 days before said closing date. Present value determinations, as well as interest accruals on present value sums that are paid in installments over a fixed period of years, shall be calculated at a rate equal to 120% of the applicable federal rate, compounded semiannually, as determined under Section 1274(d) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder.

          The Participant may specify on the Election Form, the manner of payment to his beneficiary, and may at any time or from time to time change the identity or manner of payment to his beneficiary. Within five days of a Change in Control, the Bank shall make a payment to the Participant equal to 130% of any federal excise tax that the Participant reasonably expects to pay under Section 4999 of the Code.

     2. Nothing contained herein shall be held to alter, vary, or affect any of the terms, provisions, or conditions of the Plan other than stated above.

Retirement Plan for Non-Employee Directors
1998 Amendment
Page 2



     WHEREFORE, on this ______ day of __________________, 1998, the Bank hereby executes this 1998 Amendment to the Plan.

Attest: ___________________             HAYWOOD SAVINGS BANK, INC., SSB


                                        By__________________________
                                          Its President

________________________
Date



                                       2